                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                   Pegasus Investors IV, L.P.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      9/11/13

Name:                                   Pegasus Investors IV GP, L.L.C.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      9/11/13

Name:                                   LSGC Holdings II LLC

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      9/11/13